Aston Funds

(the “Trust”)

ASTON/River Road Long-Short Fund

Supplement dated June 24, 2011

to the Statement of Additional Information dated December 29, 2010

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the

Statement of Additional Information.

Effective as of June 30, 2011 the following information replaces the first paragraph under the “Investment Objectives, Strategies and Risk Considerations - Options” section on page 12 of the Statement of Additional Information:

Options

A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. Except as otherwise provided in the Prospectus or in this SAI, the Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such Fund’s total assets. The Fund will only sell or write call options on a covered basis (e.g., on securities it holds in its portfolio). A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. Except as otherwise provided in the Prospectus or in this SAI, the Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund’s total assets. The Fund will only write put options on a secured basis. Cash or other collateral will be segregated by the Fund for such options. Whenever the Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account. The Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, the Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to the Fund’s total return. The Fund may lose potential market appreciation if the judgment of its adviser or subadviser is incorrect with respect to interest rates, security prices or the movement of indices. See also “Derivative Instruments.”

Effective as of June 30, 2011 the following information replaces the sixth paragraph on page 14 under the “Investment Objectives, Strategies and Risk Considerations - Options” section of the Statement of Additional Information:

Purchasing Put Options. Except as otherwise provided in the Prospectus or in this SAI, the Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund’s total assets. Except as otherwise provided in the Prospectus or in this SAI, with regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put option on substantially identical securities held by the Fund will constitute a short sale for federal income tax purposes, which may result in a short-term capital gain on the sale of the security if such substantially identical securities were held by the Fund for not more than one year as of the date of the short sale or were acquired by the Fund after the short sale and on or before the closing date of the short sale.

For more information, please call Aston Funds: 800 992-8151

or visit our Web site at www.astonfunds.com